Exhibit 10.1

AMENDMENT NO. 6 TO REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 6 TO REVOLVING CREDIT AGREEMENT (this "Amendment") is dated as of March 15, 2006, by THE PACIFIC LUMBER COMPANY, a Delaware corporation ("Palco"), THE BRITT LUMBER CO., INC., a Delaware corporation ("Britt" and together with Palco, the "Borrowers"), the Loan Parties signatory hereto, THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent (the "Administrative Agent") for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

RECITALS

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Revolving Credit Agreement, dated as of April 19, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the parties hereto have agreed to, among other things, increase permitted unsecured debt by $6,000,000 which may be used to prepay the Loans;

NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent and Lenders hereby agree as follows:

SECTION 1.    Amendment to Section 6.01(i). Section 6.01(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"(i) (A) other unsecured Indebtedness of Palco to Holdings in an aggregate amount not to exceed $17,000,000 at any time outstanding in accordance with the terms of that certain Subordinated Intercompany Note, dated as of April 19, 2005, executed by Palco, Holdings and the other persons party thereto; provided, however that such unsecured Indebtedness does not mature, and no payments of any kind may be made on or with respect thereto, until six (6) months after the Maturity Date and (B) other unsecured Indebtedness of the Borrowers and the Subsidiaries in an aggregate amount not to exceed $500,000 at any time outstanding."

SECTION 2.    Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

(a)          this Amendment shall have been duly executed and delivered by the Borrower, the Loan Parties, the Administrative Agent and each Lender;

(b)          the representations and warranties contained herein shall be true and correct in all respects; and

(c)          evidence that the Borrower, the Loan Parties and the required lenders party to the Term Loan Agreement have effectuated amendments to the Term Loan Agreement comparable to the amendments set forth in Section 1 hereof.

SECTION 3.    Representations and Warranties. In order to induce the Administrative Agent and each Lender to enter into this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

(a)          all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, except (i) to the extent that any such representations and warranties expressly relate to an earlier date, (ii) the existence of an Event of Default which has occurred and is continuing (and for the avoidance of doubt, such Event of Default is in no respect being waived or cured by this Amendment and the Administrative Agent continues to fully reserve its rights with respect to such Event of Default in accordance with the Notice of Event of Default; Reservation of Rights, dated February 7, 2005, previously delivered to Palco) as a result of the breach of Section 6.11 (Minimum Combined EBITDA) of the Credit Agreement in respect of the periods ending November 30, 2005 and January 31, 2006 and (iii) breach of Section 6.11 (Minimum Combined EBITDA) of the Credit Agreement and Term Loan Agreement which may occur in respect of the period ending December 31, 2005, the Administrative Agent having been previously notified of items (ii) and (iii);

(b)          the execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary corporate action required on its part and this Amendment, and the Credit Agreement is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)          neither the execution, delivery and performance of this Amendment by such Loan Party, the performance by such Loan Party of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party's certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof; and

(d)          other than as described in Section 3(a)(ii) above, no event has occurred which has resulted, or would result in, the occurrence of a Default or Event of Default.

SECTION 4.	Reference to and Effect Upon the Credit Agreement.

(a)          Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

(b)          The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

SECTION 5.    Costs And Expenses. As provided in Section 9.05 of the Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

SECTION 6.    Reaffirmation of Guaranties. The Loan Parties signatory hereto hereby reaffirm their Guarantees of the Obligations, taking into account the provisions of this Amendment.

SECTION 7.    GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 9.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWERS:

THE PACIFIC LUMBER COMPANY

By: /s/ Gary L. Clark

Name: GARY L. CLARK

Title: VP, Finance & Administration and CFO

BRITT LUMBER CO., INC.

By: /s/ Gary L. Clark

Name: GARY L. CLARK

Title: VP, Finance & Administration and CFO

THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent and Lender

By: /s/ Anthony Lavinio

Name: ANTHONY LAVINIO

Title: Vice President

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above by below Persons in their capacity as Loan Parties and not as a Borrower.

SALMON CREEK LLC

By: /s/ Gary L. Clark

Name: GARY L. CLARK

Title: President and CEO

SCOTIA INN INC.

By: /s/ Gary L. Clark

Name: GARY L. CLARK

Title: VP, Finance & Administration and CFO

MAXXAM GROUP INC.

By: /s/ Gary L. Clark

Name: GARY L. CLARK

Title: Vice President and CFO